                                                       Exhibit 23




              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
              -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Corporation's previously filed Form S-8 Registration Statements Nos. 33-5524, 33-22850, 2-77932, 2-97291, 33-625, 33-45410 and 33-50960.





                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP



St. Louis, Missouri,
April 27, 1999